AMENDMENT NO. 5 TO AMENDED AND RESTATED
	       REVOLVING CREDIT AND TERM LOAN AGREEMENT

	This AMENDMENT NO. 5 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment No. 5") is made and entered into as of September 13, 2002, by and among BANGOR HYDRO-ELECTRIC COMPANY, a Maine corporation having its chief executive office at 33 State Street, Bangor, Maine 04402 (the "Borrower"), FLEET NATIONAL BANK, a national banking association having a place of business at 80 Exchange Street, Bangor, Maine 04401 ("Fleet"), and the other lending institutions listed on
Schedule 1 to the Credit Agreement (as defined below) and Fleet as administrative agent and documentation agent for itself and such other lending institutions (the "Agent"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower, the Banks, and the Agent entered into an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 29, 1998 (as amended by Amendment No. 1 to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 29, 2001, Amendment No. 2 to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 1, 2001, Amendment No. 3 to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 31, 2001, and Amendment No. 4 to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 29, 2002, as the same may be further amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrower on the terms set forth therein; and

WHEREAS, the Borrower has requested to have the option to borrow LIBOR
Rate Loans with an interest period of nine or twelve months in addition to the interest period of one, two, three or six months currently permitted under the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the provisions of the Credit Agreement as follows:

1. Amendment to Section 1 of the Credit Agreement. Section 1 of the Credit Agreement is hereby amended by deleting the phrase "1, 2, 3, or 6 months" in the definition of "Interest Period" and replacing it with the phrase "1, 2, 3, 6, 9 or 12 months (to the extent available)".

2. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment No. 5 and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment No. 5.

3.  GOVERNING LAW.  THIS AMENDMENT NO. 5 SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4. Counterparts. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this
Amendment No. 5 as of the date first set forth above.

				      THE BORROWER:
				      ------------

				      BANGOR HYDRO-ELECTRIC COMPANY

				      By: /s/ David R. Black
					  ------------------
				      Name:  David R. Black
				      Title: Treasurer


				      THE BANKS:
				      ---------

				      FLEET NATIONAL BANK, individually and as Administrative Agent and Documentation Agent


				      By: /s/ Neil C. Buitenhuys
					  ----------------------

				      Name:   Neil C. Buitenhuys
				      Title:  Senior Vice President


				      BANKNORTH, N.A.

				      By: /s/ Lynn B. Hughes
					  ------------------

				      Name:   Lynn B. Hughes
				      Title:  Senior Vice President